                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this prospectus supplement to the registration statement on Form S-3 (File No. 333-31394) of our report dated February 28, 2000 included in Dynegy Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this prospectus supplement.

                                         ARTHUR ANDERSEN LLP

Houston, Texas
April 3, 2000